Common shares	6 Months Ended
Jun. 30, 2022
Share-Based Payment Arrangements [Abstract]
Common shares	Common shares
2013 Equity Incentive Plan
In April and May 2022, we issued an aggregate of 1,047,997 shares of restricted stock to certain of our employees, SSH employees, and independent directors for no cash consideration. The share price on the issuances dates was $21.33 and $26.11 per share, respectively. The vesting schedule for these restricted shares for employees and SSH employees is (i) one-third of the shares vest on September 3, 2024, (ii) one-third of the shares vest on September 2, 2025, and (iii) one-third of the shares vest on September 1, 2026. The vesting schedule for these restricted shares for independent directors is (i) one-third of the shares vest on December 1, 2022, (ii) one-third of the shares vest on December 1, 2023, and (iii) one-third of the shares vest on December 1, 2024.
The following is a summary of activity for awards of restricted stock that have been granted under our equity incentive plan during the six months ended June 30, 2022.

	Number of Shares	Weighted Average Grant Date Fair Value
Outstanding and non-vested, December 31, 2021	2,997,992	$23.27
Granted	1,047,997	21.39
Vested	(484,380)	25.96
Forfeited	(2,500)	16.66
Outstanding and non-vested, June 30, 2022	3,559,109	$22.35
As of June 30, 2022, there were 3,559,109 unvested shares of restricted stock outstanding. Assuming that all the restricted stock will vest, the stock compensation expense in future periods, including that related to restricted stock issued in prior periods will be:

In thousands of U.S. dollars	Employees	Directors	Total
From July 1, 2022 through December 31, 2022	$8,761	$961	$9,722
For the year ending December 31, 2023	13,198	703	13,901
For the year ending December 31, 2024	7,910	222	8,132
For the year ending December 31, 2025	3,427	—	3,427
For the year ending December 31, 2026	1,095	—	1,095

	$34,391	$1,886	$36,277
 Dividend Payments
In February 2022, our Board of Directors declared a quarterly cash dividend of $0.10 per common share, which was paid on March 15, 2022 to all shareholders of record as of March 2, 2022.
In April 2022, our Board of Directors declared a quarterly cash dividend of $0.10 per common share, which was paid on June 15, 2022 to all shareholders of record as of May 20, 2022.
$250 Million Securities Repurchase Program
In September 2020, our Board of Directors authorized a new securities repurchase program to purchase up to an aggregate of $250 million of securities (the "$250 Million Securities Repurchase Program") which, in addition to our common shares, currently consist of our Senior Notes Due 2025 (NYSE: SBBA) and Convertible Notes Due 2025. Any future purchases of the securities will be made under the $250 Million Securities Repurchase Program.
In May 2022, we repurchased $10.8 million in aggregate principal amount of our Convertible Notes Due 2025 in the open market for $12.5 million. The consideration paid includes the accreted principal balance, which has accrued since the issuance date and equaled approximately 106% of par on the date of purchase.
As of June 30, 2022, there is $237.5 million available under the $250 Million Securities Repurchase Program.
There were 7,519,324 common shares held in treasury at June 30, 2022 and December 31, 2021, respectively.
Shares outstanding
As of June 30, 2022, we had 59,415,013 common shares outstanding. These shares provide the holders with dividends and voting rights.